SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 27, 2007

NANOVIRICIDES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-1379006	76-0674577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 Wood Street, Suite 205 West Haven, Connecticut		06516
(Address of Principal Executive Offices)		(Zip Code)

(203) 937-6137
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On September 21, 2007, the Registrant entered into a Subscription Agreement with DKR Saturn Event Driven Holding Fund Ltd. (the "Investor") pursuant to which the Registrant agreed to sell 1,500,000 shares (the "Shares") of its common stock, par value $0.001 per share (the "Common Stock") and warrants (the "Warrants") to purchase 450,000 shares of Common Stock (the "Warrant Shares") at an exercise price of $1.00 per share for a purchase price of $750,000.  The Warrants may be exercised at any time and expire in three years.

In connection with the sale, the Registrant entered into a Registration Rights Agreement with the Investor pursuant to which the Registrant agreed to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission ("SEC") on or before December 20, 2007 covering the resale of the Shares, the Warrant Shares, and all shares of Common Stock issuable upon any stock split, dividend or other distribution, recapitalization or similar event involving the Common Stock.  The Registrant also has agreed to use its best efforts to cause the Registration Statement to become effective as soon as practicable, and if the Registration Statement is not declared effective by the SEC by March 19, 2008.  Under the Rights Agreement, if the Registration Statement is not filed with or declared effective by the SEC within the relevant time period, the Registrant has agreed to issue to the Investor warrants to purchase 75,000 shares of Common Stock at an exercise price of $0.15 for each 30 day period that the Registrant has not cured such default.

Item 3.02	Unregistered Sales of Equity Securities.

The securities described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act and Rule 506 promulgated thereunder. The agreements executed in connection with this sale contain representations to support the Registrant’s reasonable belief that the Investor had access to information concerning the Registrant’s operations and financial condition, the Investor acquired the securities for their own account and not with a view to the distribution thereof in the absence of an effective registration statement or an applicable exemption from registration, and that the Investor are sophisticated within the meaning of Section 4(2) of the Securities Act and are “accredited investors” (as defined by Rule 501 under the Securities Act). In addition, the issuances did not involve any public offering; the Registrant made no solicitation in connection with the sale other than communications with the Investor; the Registrant obtained representations from the Investor regarding their investment intent, experience and sophistication; and the Investor either received or had access to adequate information about the Registrant in order to make an informed investment decision.

At the time of their issuance, the securities will be deemed to be restricted securities for purposes of the Securities Act, and the certificates representing the securities shall bear legends to that effect.  The securities may not be resold or offered in the United States without registration or an exemption from registration.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits

Exhibit #	Description
10.1	Investor Subscription Agreement dated September 21, 2007 between NanoViricides, Inc. and DKR Saturn Event Driven Holding Fund Ltd.
10.2	Registration Rights Agreement dated September 21, 2007 between NanoViricides, Inc. and DKR Saturn Event Driven Holding Fund Ltd.
10.3	Form of Common Stock Purchase Warrant dated September 21, 2007.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NANOVIRICIDES, INC.

Date: September 27, 2007	By:	/s/ Dr. Eugene Seymour
Dr. Eugene Seymour Chief Executive Officer

Exhibit Index

Exhibit #	Description
10.1	Investor Subscription Agreement dated September 21, 2007 between NanoViricides, Inc. and DKR Saturn Event Driven Holding Fund Ltd.
10.2	Registration Rights Agreement dated September 21, 2007 between NanoViricides, Inc. and DKR Saturn Event Driven Holding Fund Ltd.
10.3	Form of Common Stock Purchase Warrant dated September 21, 2007.